UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                   FORM 8-K/A


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 14, 2001

                                  COVANCE INC.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)


         Delaware                        1-12213                 22-3265977
-----------------------------    ------------------------    ----------------
(State or other jurisdiction)    (Commission File Number)    (I.R.S. Employer
     of incorporation)                                      Identification No.)

210 Carnegie Center, Princeton, New Jersey                       08540
------------------------------------------                     ----------
 (Address of principal executive offices)                      (Zip Code)

       Registrant's telephone number, including area code: (609) 452-4440

                                       N/A
          (Former name or former address, if changed since last report)

This Current Report on Form 8-K/A amends the Current Report Form 8-K filed with the Securities and Exchange Commission on February 23, 2001 (the "Original Form 8-K") by including the Pro Forma financial information referred to below.

Item 2.  Acquisition or Disposition of Assets.

Item 7.  Financial Statements and Exhibits.

         (a)  Financial statements of business acquired.

                   Not applicable

         (b)  Pro forma financial information.                      Page Number
                                                                    -----------

              (1)  Unaudited Pro Forma Condensed Consolidated
                   Balance Sheet as of December 31, 2000..............   3

              (2)  Unaudited Pro Forma Condensed Consolidated
                   Statement of Income for the year ended
                   December 31, 2000..................................   4

              (3)  Notes to Unaudited Pro Forma Condensed
                   Consolidated Financial Information.................   5

         (c)  Exhibits

                   Not applicable

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

                                  COVANCE INC.
        UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION



On February 14, 2001, Covance Inc. ("Covance") sold its pharmaceutical packaging operations to Fisher Scientific International Inc. ("Fisher") for cash proceeds totaling for $137.5 million.

The following unaudited pro forma condensed consolidated balance sheet and statement of income as of December 31, 2000 and for the year then ended give effect to the sale of Covance's pharmaceutical packaging operations as if the transaction had occurred on December 31, 2000, for the purposes of the balance sheet, and as of January 1, 2000, for the purposes of the statement of income.

The unaudited pro forma condensed consolidated balance sheet and statement of income are not necessarily indicative of the results that would have occurred had the transaction been completed on those respective dates and accordingly are not purported to be indicative of future results.

The unaudited pro forma condensed consolidated financial information should be read in conjunction with the historical consolidated financial statements and related notes thereto of Covance Inc. included in our Annual Report on Form 10-K for the year ended December 31, 2000, incorporated herein by reference.

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

                                                       COVANCE INC.
                                 UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                                     DECEMBER 31, 2000

                                                                                                Pro Forma
                                                                                               Adjustments
                                                                                 Historical        (A)          Pro Forma
                                                                                ------------   ------------   ------------
(DOLLARS IN THOUSANDS)
ASSETS
Current Assets:
   Cash and cash equivalents ................................................   $      7,191   $        901   $      8,092
   Accounts receivable, net .................................................        168,006        (18,104)       149,902
   Unbilled services ........................................................         66,135                        66,135
   Inventory ................................................................         30,963         (2,350)        28,613
   Deferred income taxes ....................................................         32,696           (238)        32,458
   Prepaid expenses and other current assets ................................         48,021         (1,517)        46,504
                                                                                ------------   ------------   ------------
        Total Current Assets ................................................        353,012        (21,308)       331,704
Property and equipment, net .................................................        331,689        (49,784)       281,905
Goodwill, net ...............................................................         81,327        (23,658)        57,669
Other assets ................................................................          5,063           (192)         4,871
                                                                                ------------   ------------   ------------
        Total Assets ........................................................   $    771,091   ($    94,942)  $    676,149
                                                                                ============   ============   ============

LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities:
   Accounts payable .........................................................   $     28,312   $     (1,602)  $     26,710
   Accrued liabilities ......................................................         91,826         (5,614)        86,212
   Unearned revenue .........................................................         96,085            (20)        96,065
   Short-term debt and current portion of long-term debt ....................        235,499        (96,499)       139,000
                                                                                ------------   ------------   ------------
        Total Current Liabilities ...........................................        451,722       (103,735)       347,987
Long-term debt ..............................................................         17,224        (17,224)            --
Deferred income taxes .......................................................         20,943           (836)        20,107
Other liabilities ...........................................................         15,451            (29)        15,422
                                                                                ------------   ------------   ------------
        Total Liabilities ...................................................        505,340       (121,824)       383,516
                                                                                ------------   ------------   ------------
Commitments and Contingent Liabilities
Stockholders' Equity:
   Common stock - Par value $0.01 per share; 140,000,000 shares authorized;
   59,820,253 shares issued and outstanding, including those held in treasury            598                           598
   Paid-in capital ..........................................................         92,572                        92,572
   Retained earnings ........................................................        207,426         24,574        232,000
   Accumulated other comprehensive income (loss)--                                                                      --
     Cumulative translation adjustment ......................................        (14,938)         2,308        (12,630)
   Treasury stock at cost (2,025,589 shares) ................................        (19,907)                      (19,907)
                                                                                ------------   ------------   ------------
        Total Stockholders' Equity ..........................................        265,751         26,882        292,633
                                                                                ------------   ------------   ------------
        Total Liabilities and Stockholders' Equity ..........................   $    771,091   $    (94,942)  $    676,149
                                                                                ============   ============   ============

        The accompanying notes are an integral part of these pro forma condensed consolidated financial statements.

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

                                                            COVANCE INC.
                                   UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
                                                FOR THE YEAR ENDED DECEMBER 31, 2000


                                                Pro Forma Excluding Packaging        Pro Forma Excluding Packaging & Restructuring
                                         ------------------------------------------  ---------------------------------------------

                                                        Pro Forma                                    Pro Forma        Pro Forma
                                                        Adjustment      Pro Forma      Pro Forma     Adjustment       Excluding
                                                        to Remove        Results       Excluding     to Remove       Packaging &
                                                        Packaging       Excluding    Restructuring   Packaging       Restructuring
                                          Historical       (B)          Packaging       Charge           (B)            Charge
                                         ------------  ------------    ------------  -------------  ------------     -------------
(DOLLARS IN THOUSANDS, EXCEPT
     PER SHARE DATA)
Net revenues .........................   $    868,087  $    (67,841)   $    800,246  $    868,087   $    (67,841)    $    800,246
Costs and expenses:
   Cost of revenue ...................        625,595       (34,483)        591,112       625,595        (34,483)         591,112
   Selling, general and administrative        131,158        (8,460)        122,698       131,158         (8,460)         122,698
   Depreciation and amortization .....         54,200        (5,606)         48,594        54,200         (5,606)          48,594
   Restructuring charge ..............         12,514                        12,514
                                         ------------  ------------    ------------  ------------   ------------     ------------

        Total ........................        823,467       (48,549)        774,918       810,953        (48,549)         762,404
                                         ------------  ------------    ------------  ------------   ------------     ------------


Income from operations ...............         44,620       (19,292)         25,328        57,134        (19,292)          37,842

Other expense, net:
   Interest expense, net .............         19,051        (8,321)         10,730        19,051         (8,321)          10,730
   Other expense, net ................            598           (24)            574           598            (24)             574
                                         ------------  ------------    ------------  ------------   ------------     ------------
        Other expense, net ...........         19,649        (8,345)         11,304        19,649         (8,345)          11,304
                                         ------------  ------------    ------------  ------------   ------------     ------------


Income before taxes ..................         24,971       (10,947)         14,024        37,485        (10,947)          26,538
Taxes on income ......................          9,735        (2,482)          7,253        14,615         (2,482)          12,133
                                         ------------  ------------    ------------  ------------   ------------     ------------

Net income ...........................   $     15,236  $     (8,465)   $      6,771  $     22,870   $     (8,465)    $     14,405
                                         ============  ============    ============  ============   ============     ============


Basic earnings per share .............   $       0.27  $      (0.15)   $       0.12  $       0.40   $      (0.15)    $       0.25
Weighted average shares
   outstanding - basic ...............     57,424,403    57,424,403      57,424,403    57,424,403     57,424,403       57,424,403

Diluted earnings per share ...........   $       0.27  $      (0.15)   $       0.12  $       0.40   $      (0.15)    $       0.25
Weighted average shares
   outstanding - diluted .............     57,492,384    57,492,384      57,492,384    57,492,384     57,492,384       57,492,384

            The accompanying notes are an integral part of these pro forma condensed consolidated financial statements.

                                  COVANCE INC.
    NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION
                                DECEMBER 31, 2000
               (dollars in thousands, unless otherwise indicated)


1.   BASIS OF PRESENTATION

     On February 14, 2001, Covance Inc. ("Covance") sold its pharmaceutical packaging services operations to Fisher Scientific International, Inc. ("Fisher") for cash proceeds totaling $137.5 million.

2.   PRO FORMA ADJUSTMENTS

     A.  PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

     The pro forma adjustment to the unaudited condensed consolidated balance sheet gives effect to the sale of Covance's pharmaceutical packaging operations as if it had occurred as of December 31, 2000, and includes the removal of the individual assets sold and liabilities assumed of Covance's pharmaceutical packaging operations at their carrying values as of December 31, 2000, the payment of all unpaid transaction costs as of December 31, 2000 ($7,816), the payment of income taxes due upon sale ($15,060), the application of substantially all of the net sales proceeds to first repay the mortgage debt on the North American packaging facility ($18,723) and then to reduce outstanding borrowings under Covance's revolving credit agreement ($95,000), and the posting of the resultant after-tax gain ($24,574) to retained earnings. The gain as reported on a pro forma basis as of December 31, 2000 is based upon the net carrying value of Covance's pharmaceutical packaging operations as of that date, and accordingly, will differ from the actual gain reported when the sale is recognized during the three months ended March 31, 2001.

     B.  PRO FORMA CONDENSED CONSOLIDATED INCOME STATEMENT

     The pro forma adjustment to the unaudited condensed consolidated income statement gives effect to the sale of Covance's pharmaceutical packaging operations as if it had occurred on January 1, 2000, and includes the removal of the historical results of Covance's pharmaceutical packaging operations for the year ended December 31, 2000, the reduction in interest expense resulting from the application of substantially all of the net sales proceeds from the sale to first repay the mortgage debt on the North American packaging facility (interest expense reduction of $1,376) and then to reduce outstanding borrowings under Covance's revolving credit agreement (interest expense reduction of $6,945).

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         COVANCE INC.



Date:  April 25, 2001                    By: /s/ WILLIAM E. KLITGAARD
                                             -----------------------------------
                                             William E. Klitgaard
                                             Corporate Senior Vice President and
                                             Chief Financial Officer


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